UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Amendment No. 2
To
FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 31, 2011

This report constitutes Amendment No. 2 to Registrant’s Current Report on Form 8-K filed September 2, 2011

BERRY PLASTICS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	033-75706-01	35-1814673
(State of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

101 Oakley Street Evansville, Indiana	47710
(Address of principal executive offices)	(Zip Code)

(812) 424-2904
(Registrant’s telephone number, including area code)

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Additional Guarantors

Exact Name	Jurisdiction of Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.	Name, Address and Telephone Number of Principal Executive Offices
Aerocon, LLC	Delaware	3089	35-1948748	(a)
Berry Iowa, LLC	Delaware	3089	42-1382173	(a)
Berry Plastics Design, LLC	Delaware	3089	62-1689708	(a)
Berry Plastics Technical Services, Inc.	Delaware	3089	57-1029638	(a)
Berry Sterling Corporation	Delaware	3089	54-1749681	(a)
CPI Holding Corporation	Delaware	3089	34-1820303	(a)
Knight Plastics, LLC	Delaware	3089	35-2056610	(a)
Packerware, LLC	Delaware	3089	48-0759852	(a)
Pescor, Inc.	Delaware	3089	74-3002028	(a)
Poly-Seal, LLC	Delaware	3089	52-0892112	(a)
Venture Packaging, Inc.	Delaware	3089	51-0368479	(a)
Venture Packaging Midwest, Inc.	Delaware	3089	34-1809003	(a)
Berry Plastics Opco, Inc.	Delaware	3089	30-0120989	(a)
Berry Plastics Acquisition Corporation V	Delaware	3089	36-4509933	(a)
Berry Plastics Acquisition Corporation IX	Delaware	3089	35-2184302	(a)
Berry Plastics Acquisition Corporation X	Delaware	3089	35-2184301	(a)
Berry Plastics Acquisition Corporation XI	Delaware	3089	35-2184300	(a)
Berry Plastics Acquisition Corporation XII	Delaware	3089	35-2184299	(a)
Berry Plastics Acquisition Corporation XIII	Delaware	3089	35-2184298	(a)
Berry Plastics Acquisition Corporation XV, LLC	Delaware	3089	35-2184293	(a)
Kerr Group, LLC	Delaware	3089	95-0898810	(a)
Saffron Acquisition, LLC	Delaware	3089	94-3293114	(a)
Setco, LLC	Delaware	3089	56-2374074	(a)
Sun Coast Industries, LLC	Delaware	3089	59-1952968	(a)
Cardinal Packaging, Inc.	Ohio	3089	34-1396561	(a)
Covalence Specialty Adhesives LLC	Delaware	2672	20-4104683	(a)
Covalence Specialty Coatings LLC	Delaware	2672	20-4104683	(a)
Caplas LLC	Delaware	3089	20-3888603	(a)
Caplas Neptune, LLC	Delaware	3089	20-5557864	(a)
Captive Plastics Holdings, LLC	Delaware	3089	20-1290475	(a)
Captive Plastics, LLC	Delaware	3089	22-1890735	(a)
Grafco Industries Limited Partnership	Maryland	3089	52-1729327	(a)
Rollpak Corporation	Indiana	3089	35-1582626	(a)
Pliant, LLC	Delaware	2673	43-2107725	(a)
Pliant Corporation International	Utah	2673	87-0473075	(a)
Uniplast Holdings, LLC	Delaware	2673	13-3999589	(a)
Uniplast U.S., Inc.	Delaware	2673	04-3199066	(a)
Berry Plastics SP, Inc.	Virginia	3089	52-1444795	(a)
Berry Plastics Filmco, Inc.	Delaware	3089	34-1848686	(a)
BPRex Closure Systems, LLC	Delaware	3089	27-4588544	(a)
BPRex Closures, LLC	Delaware	3089	27-4579074	(a)
BPRex Delta, Inc.	Delaware	3089	71-0725503	(a)
BPRex Closures Kentucky, Inc.	Delaware	3089	56-2209554	(a)

              (a) 101 Oakley Street, Evansville, Indiana 47710

Explanatory Note:

On September 2, 2011, Berry Plastics Corporation (“Berry Plastics”) filed a Current Report on Form 8-K (the "September 2, 2011 Form 8-K") to report that it had completed the acquisition of all of the outstanding capital stock of Rexam Closures Kentucky Inc., Rexam Delta Inc., Rexam Closures LLC, Rexam Closure Systems LLC, Rexam de Mexico S. de R.L. de C.V., Rexam Singapore PTE Ltd., Rexam Participacoes Ltda. and Rexam Plasticos do Brasil Ltda. (collectively, “Rexam SBC”).  In the September 2, 2011 Form 8-K, Berry Plastics stated that it would file the financial statements of Rexam SBC required under Items 9.01(a) and 9.02(b) of Form 8-K, respectively, by amendment as permitted by those Items.  The Company is filing this Amendment No. 2 to the September 2, 2011 Form 8-K to provide such financial information.

Item 9.01                      Exhibits.

(a)           Financial statements of businesses acquired.

The financial statements of  Rexam SBC required by Item 9.01(a) of Form 8-K are incorporated herein by reference to Exhibits 99.2 and 99.4 of this Form 8-K.

(b)   Pro forma financial information.

                The unaudited pro forma financial information required by Item 9.01(b) of Form 8-K are incorporated herein by reference to Exhibit 99.3 of this Form 8-K.

(d)           Exhibits.

The exhibits to this Amended Current Report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PLASTICS CORPORATION

Date: March 23, 2012	By:	/s/ James M. Kratochvil
	Name:	James M. Kratochvil
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBITS

99.1*	Press Release by Berry Plastics Corporation, dated September 2, 2011.

99.2**	Audited Year-End Financial Statements of Rexam SBC.

99.3**	Unaudited Pro Forma Condensed Consolidated Financial Information.

99.4	Interim Financial Statements of Rexam SBC.

___________
*           Exhibits filed with the Form 8-K dated September 2, 2011
**         Filed with Amendment No. 1 to Form 8-K dated November 8, 2011